Exhibit 10.2

WARRANT AGREEMENT

dated as of December 29, 2022 between
DIEBOLD NIXDORF, INCORPORATED

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Warrant Agent

For 15,813,847 Warrants

Table of Contents

Page

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ARTICLE I DEFINITIONS    1
Section 1.01.    Definitions    1
Section 1.02.    Other Definitions    8
Section 1.03.    Rules of Construction    8
ARTICLE II WARRANTS    9
Section 2.01.    Form    9
Section 2.02.    Execution and Countersignature    11
Section 2.03.    Registry    12
Section 2.04.    Transfer and Exchange    13
Section 2.05.    Definitive Warrants    20
Section 2.06.    Replacement Certificates    21
Section 2.07.    Outstanding Warrants    21
Section 2.08.    Cancellation    22
Section 2.09.    CUSIP Numbers    22
Section 2.10.    Charges, Taxes and Expenses; Withholding and Reporting Requirements    22
Section 2.11.    Proxies    23
Section 2.12.    Minimum Denominations    23
ARTICLE III EXERCISE TERMS    23
Section 3.01.    Exercise    23
Section 3.02.    Manner of Exercise    24
Section 3.03.    Settlement    25
Section 3.04.    Issuance of Shares; Authorization    25
Section 3.05.    No Fractional Shares or Scrip    26
Section 3.06.    Covenants Relating to Common Shares Issuable Upon Warrant Exercise    27
Section 3.07.    Exercise Calculations    28
Section 3.08.    Unit Split Date    28
Section 3.09.    Automatic Termination and Cancellation    29
Section 3.10.    Restriction on Number of Shares Issuable Upon Exercise of
Warrants    29
ARTICLE IV ANTI-DILUTION PROVISIONS    30
Section 4.01.    Anti-dilution Adjustments; Notice of Adjustment    30
Section 4.02.    Changes to Warrant Certificate    36
ARTICLE V WARRANT AGENT    37
Section 5.01.    Appointment of Warrant Agent    37
Section 5.02.    Rights and Duties of Warrant Agent    37
Section 5.03.    Individual Rights of Warrant Agent    39
Section 5.04.    Warrant Agent’s Disclaimer    39
Section 5.05.    Compensation and Indemnity    39
Section 5.06.    Successor Warrant Agent    40
Section 5.07.    Force Majeure    42
Section 5.08.    Representations of the Company    42

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ARTICLE VI MISCELLANEOUS    43
Section 6.01.    Persons Benefitting    43
Section 6.02.    Amendment    43
Section 6.03.    Notices    45
Section 6.04.    Governing Law; Waiver of Jury Trial    46
Section 6.05.    Successors    47
Section 6.06.    Multiple Originals; Counterparts    47
Section 6.07.    Inspection of Agreement    47
Section 6.08.    Table of Contents    47
Section 6.09.    Severability    47
Section 6.10.    Customer Identification Program    48
Section 6.11.    Confidentiality    48
Section 6.12.    Saturdays, Sundays, Holidays, etc    48
Section 6.13.    Reports and Notices to Holders    48

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This WARRANT AGREEMENT is dated as of December 29, 2022 (this “Agreement”), between DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
a national banking association, as Warrant Agent (the “Warrant Agent”). All terms used but not defined in this Agreement shall have the respective meanings assigned to them in the form of Warrant Certificate attached to this Agreement as Exhibit A.

The Company hereby issues warrants (the “Warrants”) to purchase initially an aggregate of 15,813,847 Common Shares, which Warrants shall prior to the Unit Split Date (as defined herein) form a part of units to be issued by the Company on the date hereof (the “Units”), each Unit consisting of Warrants and the Company’s 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 (the “Notes”) in exchange for such holders’ existing 8.50% Senior Notes due 2024 (the “Existing Notes”), pursuant to an unregistered exchange offer closing on or about the date hereof (the “Initial Exchange Offer”).

The Warrants shall be represented by one or more Warrant Certificates substantially in the forms attached hereto as Exhibit A. So long as any Warrants form a part of Units, such Warrants shall be represented by warrant certificates in definitive form deposited with the Units Trustee (the “Initial Warrant Certificates”) as provided in Section 2.01. From and after the Unit Split Date (as defined herein), Warrants that have separated as provided in the Unit Agreement (as defined herein) shall be represented by one or more Global Warrant Certificates (as defined below) as provided in Section 2.01, except as set forth in Section 2.04 or 2.05.

Each Warrant entitles the Holder thereof to receive, upon exercise thereof, a number of Common Shares determined by the provisions of the relevant Warrant Certificate and this Agreement. Each Warrant Certificate (including any Global Warrant Certificate) shall evidence such number of Warrants as is set forth therein, subject to adjustment pursuant to the provisions of the Warrant Certificate and this Agreement.

The Warrants and the Common Shares issuable upon exercise of the Warrants will only be transferable by Holders in accordance with the terms of this Agreement. The Company desires the Warrant Agent to act on behalf of the Company in connection with the registration, transfer, exchange, exercise and cancellation of the Warrants as provided in this Agreement and the Warrant Certificates, and the Warrant Agent is willing to so act.

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Warrants:

ARTICLE I DEFINITIONS

Section 1.01. Definitions.

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“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Agent Members” means the securities brokers and dealers, banks and trust companies, clearing organizations and other similar organizations that are participants in the Depositary’s system.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental actions to close.

“By-Laws” means, with respect to any Person, its by-laws, code of regulations, or similar regulations and rules established by such Person.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests in such Person.

“Charter” means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

“Common Shares” means the common shares, $1.25 par value per share, of the Company; provided that after the occurrence of a Reorganization, the term “Common Shares” shall refer to Exchange Property, as the context requires.

“Custodian” means U.S. Bank Trust Company, National Association, as custodian for the Depositary, or any successor thereto.

“Definitive Warrant” means a Warrant represented by a Definitive Warrant Certificate to the extent permitted by Section 2.04 or 2.05.

“Definitive Warrant Certificate” means a Warrant Certificate in definitive form that is not deposited with the Depositary or with the Custodian other than the Initial Warrant Certificates.

“Depositary” means The Depository Trust Company, its nominees and their respective successors.

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“Distribution Compliance Period” means, with respect to any Warrant, the period of six months beginning on and including the later of (a) the day on which such Warrant is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, and (b) the date of issuance with respect to such Warrant or any predecessor of such Warrant.

“Exchange” means The New York Stock Exchange or, if the Common Shares are not then listed on The New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Shares are then traded.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exchange Property” means, with respect to any Reorganization, the cash, securities or other property that the Common Shares are converted into, are exchanged for or become the right to receive, in each case, in such Reorganization.

“Exercise Date” means (i) in the case of the exercise of Global Warrants, the date on which all actions required for the such exercise in accordance with the practices and procedures of the Depositary and the relevant Agent Members are taken, and (ii) in the case of the exercise of Definitive Warrants, the date on which the Definitive Warrant Certificate representing such Warrants is surrendered to the Warrant Agent, together with a duly completed Exercise Notice (unless such surrender and delivery occur after 5:00
p.m. New York City time on a Business Day or on a date that is not a Business Day, in which event the Exercise Date shall be the next following Business Day).

“Exercise Notice” means a notice in the form attached as Annex B to the Warrant Certificate delivered by the Holder to the Warrant Agent to exercise the Warrant.

“Exercise Period” means, with respect to any Warrant, the period commencing on, and including, April 1, 2024 and continuing up to, and including, the Expiration Time.

“Exercise Price” means the per Share exercise price of the Warrants, as set forth in Section 3.01(b).

“Expiration Time” means 5:00 p.m. New York City time on December 29, 2027 or, if such day is not a Business Day, the next succeeding day that is a Business Day.

“Fair Market Value” means, with respect to any date of determination,:

(i)with respect to the Common Shares:

(a)if the Common Shares are listed on a Principal Exchange on the day as of which Fair Market Value is being determined, the per share volume- weighted average price as displayed under the heading “Bloomberg

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VWAP” on Bloomberg page “DBD <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on the applicable Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day determined, using a volume- weighted average method, by the Valuation Bank); provided that in all cases, such volume-weighted average price shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours; or

(b)if the Common Shares are not listed on a Principal Exchange on the day as of which Fair Market Value is being determined, but are listed on any other Exchange, the per share volume-weighted average price of such Common Shares on such Exchange, as reported by such Exchange, or, if not so reported, a service reporting such information as shall be selected by the Company; or

(c)if the Common Shares are not traded on an Exchange on the day as of which Fair Market Value is being determined but are traded on an Over-the-Counter Market, the average of the high bid price and the low ask price for the Common Shares on such day in such Over-the- Counter Market, as reported by such Over-the-Counter Market or, if not so reported, a service reporting such information as shall be selected by the Company; or

(d)in the case of securities not covered by clauses (w) through (y) above, the Fair Market Value of such securities shall be determined in good faith and a commercially reasonable manner by the Valuation Bank, using one or more valuation methods that the Valuation Bank in its best professional judgment determines to be most appropriate, assuming such securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all factors deemed relevant by the Valuation Bank;

provided that, with respect to any determination of Fair Market Value pursuant to clauses (w) through (y) above, the Company, in its good faith determination, shall make appropriate adjustments to the per share volume- weighted average price, or bid and ask stock price, to account for any stock split, reverse stock split, dividend, distribution or other event requiring any adjustments to the Warrant Share Number, so as to provide for a consistent determination of Fair Market Value over any period of Trading Days as may be specified in this Agreement;

(ii)in the case of cash, the amount thereof (or its U.S. dollar equivalent determined in good faith and in a commercially reasonable manner by the Board of

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Directors or a committee of members of the Board of Directors to whom the Board of Directors expressly delegates authority to make determinations of Fair Market Value hereunder); and

(iii)in the case of other property, the Fair Market Value of such property shall be determined in good faith and in a commercially reasonable manner by the Board of Directors or a committee of members of the Board of Directors to whom the Board of Directors expressly delegates authority to make determinations of Fair Market Value hereunder.

“Global Warrant” means a Warrant represented by a Global Warrant Certificate.
The Rule 144A Global Warrant, the IAI Global Warrant, the Regulation S Global Warrant and any Unrestricted Global Warrant are each referred to herein as a “Global Warrant” and are collectively referred to herein as “Global Warrants.”

“Global Warrant Certificate” means a global Warrant Certificate in definitive form, with the global legend set forth in the form of Warrant Certificate attached as Exhibit A hereto, which is deposited with the Depositary or with the Custodian.
“Holder” means a registered owner of Warrants as set forth in the Registry. “IAI” means an institution that is an “accredited investor” as described in Rule
501(a)(1), (2), (3) or (7) under the Securities Act and is not a QIB.

“Market Disruption Event” means (i) a failure by the Exchange to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00
p.m. New York City time on any day on which the Exchange is open for trading for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Exchange or otherwise) in the Common Shares or in any options contracts or futures contracts relating to the Common Shares.

“Net Settlement” means the settlement method pursuant to which an exercising Holder shall be entitled to receive from the Company, for each Warrant exercised, a number of Common Shares determined in accordance with Section 3.03 without any payment therefor.

“Officer” means the Chairman of the Board of Directors, Chief Executive Officer, the President or a Co-President, the Chief Financial Officer, any Executive Vice- President, Senior Vice President or Vice President, the Chief Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer or the Secretary of the Company or any other person authorized by the Board of Directors.
“Officer’s Certificate” means a certificate signed by any Officer. “Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Warrant Agent, in its reasonable discretion. Such counsel may be an employee of or counsel to the Company.

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“Over-the-Counter Market” means OTCQX or OTCQB of OTC Markets and the Over-the-Counter Bulletin Board of Financial Industry Regulatory Authority (or any of their respective successors).

“Person” means an individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, limited liability partnership, trust, unincorporated organization, or government or any agency or political subdivision thereof or any other entity.

“Principal Exchange” means each of the following Exchanges: The New York Stock Exchange, NYSE American, The Nasdaq Global Market and The Nasdaq Global Select Market (or any of their respective successors).
“QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Regulation S” means Regulation S promulgated under the Securities Act. “Reorganization” means any consolidation, merger, statutory share exchange, business combination or similar transaction with a Person, any sale, lease or other transfer to a Person of all or substantially all of the consolidated assets of the Company and its Subsidiaries substantially as an entirety, or any recapitalization, reclassification or transaction that results in a change of the Common Shares (other than as described in Section 4.01(a)), in each case, in which the Common Shares are converted into, are exchanged for or become the right to receive Exchange Property.

“Rule 144” means Rule 144 promulgated under the Securities Act. “Rule 144A” means Rule 144A promulgated under the Securities Act.
“SEC Registered Exchange Offer” means that certain proposed exchange offer to be registered with the Securities and Exchange Commission (the “SEC”) that is expected to be consummated by the Company prior to June 30, 2023, pursuant to which holders of the Existing Notes who did not or who were not eligible to participate in the Initial Exchange Offer may tender and exchange their Existing Notes for Units.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” means fully paid and nonassessable Common Shares issuable from treasury to a Holder upon exercise of a Warrant.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (x) of which such Person or a subsidiary of such Person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such Person and/or one or more subsidiaries thereof.

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“Trading Day” means a day on which (i) no Market Disruption Event occurs and
(ii) trading in the Common Shares occurs on the Exchange; provided that if the Common Shares are not so listed or traded, “Trading Day” means a Business Day.

“Transfer Agent” means EQ Shareowner Services, as transfer agent of the Common Shares, and any successor transfer agent.

“Transfer Restricted Warrant” means any Warrant that bears or is required to bear the Restricted Warrants Legend.

“Unit Agreement” means the unit agreement, dated the date hereof, between the Company and the Units Trustee, relating to the Units.

“Unit of Exchange Property” means, with respect to any Reorganization, the type and amount of Exchange Property that the holder of one Common Share is entitled to receive in such Reorganization.

“Unit Split Date” means April 1, 2024; provided that, with respect to any Warrant, if the Unit of which such Warrant has theretofore formed a part has separated prior to such date as provided in Article III of the Unit Agreement, the Unit Split Date for such Warrant shall be the day of such separation as provided in the Unit Agreement (or, if such day is not a Business Day, the next succeeding Business Day).

“Units Trustee” means U.S. Bank Trust Company, National Association, as units trustee under the Unit Agreement, until a successor Units Trustee shall have become such Person pursuant to the applicable provisions of the Unit Agreement, and thereafter “Units Trustee” shall mean such successor Person.

“Unrestricted Global Warrant” means any Warrant in global form that does not bear or is not required to bear the Restricted Warrants Legend.

“U.S. person” means a “U.S. person” as defined in Regulation S.

“Valuation Bank” means an independent, nationally recognized investment bank selected by the Company.

“Warrant” has the meaning stated in the recitals of this Agreement and shall refer to (i) any Warrant issued under this Agreement on the date hereof as part of Units issued under the Unit Agreement on the date hereof in connection with the Initial Exchange Offer, and (ii) any Warrant issued under this Agreement after the date of this Agreement in exchange for or substitution of any Warrant described in clause (i) above (including, without limitation, upon any reallocation of any Warrants issued as part of Units under the Unit Agreement in connection with the Initial Exchange Offer or as part of Units issued under the Unit Agreement in connection with the SEC Registered Exchange Offer).

“Warrant Agent” means the Person named as the “Warrant Agent” in the recitals of this Agreement until a successor Warrant Agent shall have become such Person

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pursuant to the applicable provisions of this Agreement, and thereafter “Warrant Agent” shall mean such successor Person.

“Warrant Certificate” means any registered certificate issued by the Company and countersigned by the Warrant Agent under this Agreement evidencing Warrants, which shall be the Initial Warrant Certificates and the Global Warrant Certificates in the forms attached as Exhibit A hereto except as set forth in Section 2.04 or 2.05.

“Warrant Share Number” means the number of Shares for which one Warrant is exercisable, as adjusted from time to time pursuant to the terms of this Agreement, which number initially shall be as set forth in Section 3.01(c); provided that following a Reorganization, the Warrant Shares Number shall mean the number of Units of Exchange Property with respect to such Reorganization for which one Warrant is exercisable.

Section 1.02. Other Definitions.

Term	Defined in Section
“Agreement”	Recitals
“Attached Warrants”	2.01(a)(i)
“Company”	Recitals
“Customer Identification Program”	6.10
“Definitive Warrants Legend	2.04(c)
“Existing Notes”	Recitals
“IAI Global Warrant”	2.01(b)
“Initial Exchange Offer”	Recitals
“Initial Warrant Certificate” “Loss” or “Losses”	Recitals 5.05(b)
“Notes”	Recitals
“NY UCC”	2.06
“Registry”	2.03(a)
“Regulation S Global Warrant”	2.01(b)
“Resale Registration Statement”	3.06(e)
“Restricted Warrants Legend”	2.04(c)
“Rule 144A Global Warrant”	2.01(b)
“Separated Warrants”	2.01(a)(iii)
“Spin-Off”	4.01(c)
“Units”	Recitals
“Valuation Period”	4.01(c)
“Warrant Agent Insolvency Event”	5.06(c)

Section 1.03. Rules of Construction. Unless the text otherwise requires:
a defined term has the meaning assigned to it;

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an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles as in effect on the date hereof;

any definition or reference to formation documents, governing documents, agreements and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications would not violate this Agreement;

“or” is not exclusive;

“including” means including, without limitation; and

words in the singular include the plural and words in the plural include the singular.

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ARTICLE II WARRANTS

Section 2.01. Form.

Initial Warrant Certificates.

(i)Upon execution and delivery of this Agreement, the Warrants forming part of Units (the “Attached Warrants”) shall be issued in definitive form and evidenced by Initial Warrant Certificates deposited on behalf of the Company with the Units Trustee, as custodian for the beneficial owners, duly executed by the Company and countersigned by the Warrant Agent as provided herein, initially in the form of (1) one or more Initial Warrant Certificates representing Warrants offered and sold by the Company to IAIs in reliance on Section 4(a)(2) of the Securities Act, (2) one or more Initial Warrant Certificates representing Warrants offered and sold by the Company to Persons other than
U.S. persons in reliance on Regulation S, and (3) one or more Initial Warrant Certificates representing Warrants offered and sold to QIBs in reliance on Section 4(a)(2) of the Securities Act.

(ii)Upon the consummation of the SEC Registered Exchange Offer, the Company shall deposit with the Units Trustee, as custodian for the beneficial owners, Initial Warrant Certificates duly executed by the Company and countersigned by the Warrant Agent as provided herein, representing Attached Warrants that are freely transferable for U.S. securities law purposes, initially including Attached Warrants forming part of Units offered and sold by the Company in the SEC Registered Exchange Offer, with Annex A of such Initial Warrant Certificates initially reflecting their representation of a number of Warrants equal to the Unit Warrant Number (as defined in the Unit Agreement) corresponding to the aggregate principal amount of Units issued in the SEC

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Registered Exchange Offer. At such time, the Warrant Agent shall reflect on its Registry, and on Annex A to the relevant Initial Warrant Certificates, corresponding decreases in the number of Attached Warrants represented by the other Initial Warrant Certificates based on the Unit Warrant Number (as defined in the Unit Agreement) represented by the principal amount of Units (including any PIK Interest, as defined in the Unit Agreement, if applicable) having the relevant transfer restricted status for each such Initial Warrant Certificate after giving effect to the SEC Registered Exchange Offer, with no delivery of additional instruments, certifications or legal opinions required under this Agreement or the Warrant Certificates.

(iii)The Attached Warrants shall remain in the form of Initial Warrant Certificates until such Warrants become separable on the relevant Unit Split Date as provided in the Unit Agreement (thereinafter, “Separated Warrants”), at which time the number of Warrants represented by the relevant Initial Warrant Certificate as set forth in Annex A thereto shall be decreased to reflect the increase in the number of Separated Warrants represented by Global Warrant Certificates as provided in Annex A thereto.

Global Warrants. From and after the Unit Split Date, except as provided in Section 2.04 or 2.05, Separated Warrants, including Separated Warrants issued upon any transfer or exchange thereof, shall be issued in the form of one or more Global Warrant Certificates, which shall be deposited on behalf of the Company with the Depositary (or, at the direction of the Depositary, with the Custodian or such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided.

Upon the execution and delivery of this Agreement, the Company shall issue and execute Global Warrant Certificates, initially representing no Separated Warrants, in the form of (1) one or more Global Warrant Certificates representing Warrants offered and sold by the Company to IAIs in reliance on Section 4(a)(2) of the Securities Act (collectively, the “IAI Global Warrant”), (2) one or more Global Warrant Certificates representing Warrants offered and sold by the Company to Persons other than U.S. persons in reliance on Regulation S (collectively, the “Regulation S Global Warrant”), and (3) one or more Global Warrant Certificates representing beneficial interests in Warrants that may be transferred to QIBs subsequent to the initial distribution (collectively, the “Rule 144A Global Warrant”). From and after the Unit Split Date, the Warrant Agent shall increase the number of Separated Warrants represented by the Global Warrant Certificates as provided in Annex A thereto.

Except as provided in Section 2.04 or 2.05, owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of Definitive Warrants.

Book-Entry Provisions. This Section 2.01(c) shall apply only to a Global Warrant deposited with, at the direction of or on behalf of the Depositary.

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(i)The Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign, either by manual or facsimile or other electronically transmitted signature, and deliver one or more Global Warrants that
(A) shall be registered in the name of the Depositary or the nominee of the Depositary and (B) shall be delivered by the Warrant Agent to the Depositary or pursuant to the Depositary’s instructions or held by the Custodian. Each Global Warrant shall be dated the date of its countersignature by the Warrant Agent.

(ii)Agent Members shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary or by the Warrant Agent as the custodian of the Depositary or under such Global Warrant except to the extent set forth herein or in a Warrant Certificate, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and the Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant. The rights of beneficial owners in a Global Warrant shall be exercised through the Depositary subject to the applicable procedures of the Depositary, except to the extent set forth herein or in a Warrant Certificate.

Warrant Certificates. Warrant Certificates shall be in substantially the form attached as Exhibit A hereto and shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the Officer or Officers executing such Warrant Certificates, as evidenced by their execution thereof. Any Warrant Certificate shall have such insertions as are appropriate or required by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements, stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (and which letters, numbers, marks of identification, legends or endorsements do not affect the rights, duties, immunities or obligations of the Warrant Agent), (ii) as may be required to comply with this Agreement, any applicable law or any rule of any securities exchange on which the Warrants may be listed, or (iii) as may be necessary to conform to customary usage.

Section 2.02. Execution and Countersignature.

Execution by the Company. At least one Officer shall sign the Warrant Certificates for the Company by manual or facsimile or other electronically transmitted signature. If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid nevertheless.

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Countersignature by the Warrant Agent. Upon the execution and delivery of this Agreement, and the receipt of one or more Warrant Certificates signed by at least one Officer and a written order for countersignature of such Warrant Certificates, the Warrant Agent shall countersign, either by manual or facsimile or other electronically transmitted signature, and deliver Warrant Certificates evidencing, in the aggregate, 15,813,847 Warrants. Each Warrant Certificate shall be dated the date of its countersignature by the Warrant Agent.

Subsequent Issue of Warrant Certificates. At any time and from time to time after the execution of this Agreement, the Warrant Agent shall upon receipt of a written order of the Company signed by an Officer countersign, by either manual or facsimile or other electronically transmitted signature, and issue a Warrant Certificate evidencing the number of Warrants specified in such order; provided, that if any such additional Warrants are not fungible with the Warrants initially issued hereunder for U.S. federal securities law purposes, such additional Warrants shall have one or more separate CUSIP numbers. The written order of the Company shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned and the number of Warrants then authorized. Each Warrant Certificate shall be dated the date of its countersignature by the Warrant Agent.

Validity of Warrant Certificates. The Warrants evidenced by a Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent countersigns the Warrant Certificate either manually or by facsimile or other electronically transmitted signature. Such signature shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued under this Agreement.
Countersigned Warrant Certificates may be delivered, notwithstanding the fact that the persons or any one of them who countersigned the Warrants shall have ceased to be proper signatories prior to the delivery of such Warrants or were not proper signatories on the date of this Agreement.

Section 2.03. Registry.

Registration Generally. The Warrants shall be issued in registered form only. The Warrant Agent shall keep a registry (the “Registry”) of the Warrant Certificates and of their transfer and exchange. The Registry shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates, and record all exchanges, exercise, cancellation and transfers of the Warrants. Any Warrant Certificate may be surrendered for transfer, cancellation, exchange or exercise, in accordance with its terms, at the office of the Warrant Agent designated for such purpose. The Company and the Warrant Agent may deem and treat any Person in whose name a Warrant Certificate is registered in the Registry as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

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Registration of Global Warrants. The Holder of any Global Warrant will be the Depositary or a nominee of the Depositary in whose name such Global Warrant is registered. The Warrant holdings of Agent Members will be recorded on the books of the Depositary. The beneficial interests in any Global Warrant held by customers of Agent Members will be reflected on the books and records of such Agent Members, and neither the Warrant Agent, the Company nor the Depositary shall be responsible for recording such beneficial interests or their exchange exercise, cancellation of transfer.

Section 2.04. Transfer and Exchange.

Generally. Subject to compliance with applicable securities laws and the requirements set forth in this Agreement, each Warrant Certificate and all rights thereunder are transferable, in whole or in part, upon the books of the Company (or an agent duly appointed by the Company) by the Holder thereof in person or by duly authorized attorney, and one or more new Warrant Certificates shall be made and delivered by the Company, of the same tenor and date as the applicable Warrant Certificate so delivered but registered in the name of one or more transferees, upon surrender of such Warrant Certificate, duly endorsed, to the Warrant Agent. All expenses and other charges payable in connection with the preparation, execution and delivery of the new Warrant Certificate pursuant to this Section 2.04(a) shall be paid by the Company, except the Holder of the old Warrant Certificate surrendered for transfer shall pay to the Company a sum sufficient to cover any documentary, stamp or similar issue or transfer tax due because the name of the Holder of the new Warrant Certificate issued upon such transfer is different from the name of the Holder of the old Warrant Certificate surrendered for transfer.

Transfer and Exchange of Attached Warrants, Global Warrants; Restrictions on Transfer of Attached Warrants, Global Warrants.

(i)In the case of a Global Warrant Certificate or an Initial Warrant Certificate, so long as such Warrant Certificate is registered in the name of the Depositary or the Custodian (in the case of a Global Warrant Certificate) or the Units Trustee (in the case of an Initial Warrant Certificate), (a) the holders of beneficial interests in the Warrants evidenced thereby shall have no rights under the Warrant Certificate with respect to such Warrants held on their behalf by the Depositary, the Custodian or the Units Trustee, as the case may be, and (b) the Depositary or Units Trustee, as the case may be, may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Warrants for all purposes whatsoever, except, in each case, to the extent set forth herein. Accordingly, any such owner’s beneficial interest in the Global Warrants and Attached Warrants will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or the Agent Members (in the case of Global Warrants) or by the Units Trustee (in the case of the Attached Warrants), and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or the Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Warrant Agent or

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any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary (in the case of any Global Warrants) or by the Units Trustee (in the case of any Attached Warrants) or (ii) impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant. Except as otherwise may be provided in this Agreement, the rights of beneficial owners in a Global Warrant shall be exercised through the Depositary subject to the applicable procedures of the Depositary. Any holder of any Global Warrant shall, by acceptance of such Global Warrant, agree that (x) ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in book-entry form and (y) the transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the book-entry system maintained by the Depositary, in accordance with this Agreement and the Warrant Certificates and the procedures of the Depositary therefor.

(ii)If the proposed transfer is a transfer of a beneficial interest in one Global Warrant to a beneficial interest in another Global Warrant, subject to compliance with the applicable provisions of this Agreement, the Warrant Agent shall reflect on its Registry the date and an increase in the amount of the Global Warrant to which such interest is being transferred in an amount equal to the amount of the interest to be so transferred, and the Warrant Agent shall reflect on its Registry the date and a corresponding decrease in the amount of the Global Warrant from which such interest is being transferred. If the proposed transfer is a transfer of a beneficial interest in one Attached Warrant to a beneficial interest in another Attached Warrant, subject to compliance with the applicable provisions of this Agreement, the Warrant Agent shall reflect on its Registry the date and an increase in the amount of the Attached Warrant to which such interest is being transferred in an amount equal to the amount of the interest to be so transferred, and the Warrant Agent shall reflect on its Registry the date and a corresponding decrease in the amount of the Attached Warrant from which such interest is being transferred.

(iii)Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), a Global Warrant may only be transferred as a whole, and not in part, and only by (A) the Depositary, to a nominee of the Depositary, (B) a nominee of the Depositary, to the Depositary or another nominee of the Depositary, or (C) the Depositary or any such nominee to a successor Depositary or its nominee. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), an Attached Warrant may only be transferred as a whole, and not in part, and only by the Units Trustee to successor Person assuming the obligations of the Units Trustee in accordance with the Unit Agreement.

(iv)In the event that a Global Warrant is exchanged for Definitive Warrants pursuant to Section 2.05, such Warrants may be exchanged only in accordance with the provisions of this Section 2.04 and Section 2.05 and such

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other procedures as may from time to time be adopted by the Company that are not inconsistent with the terms of this Agreement or of any Warrant Certificate.

(v)With respect to Global Warrants:

(A)Transfers by an owner of a beneficial interest in a Rule 144A Global Warrant or an IAI Global Warrant to a transferee who takes delivery of such interest through another Transfer Restricted Warrant shall be made in accordance with the applicable procedures of the Depositary and the Restricted Warrants Legend and only upon receipt by the Warrant Agent of a written certification from the transferor in the form attached as Annex D to the Warrant Certificate for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. In addition, in the case of a transfer of a beneficial interest in either a Regulation S Global Warrant or a Rule 144A Global Warrant for an interest in an IAI Global Warrant, the transferee must furnish a signed letter substantially in the form attached as Annex E to the Warrant Certificate to the Warrant Agent.

(B)During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Warrant may only be sold, pledged or transferred in accordance with the applicable procedures of the Depositary, the Restricted Warrants Legend on such Regulation S Global Warrant and any applicable securities laws of any state of the U.S. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Warrant to a transferee who takes delivery of such interest through a Rule 144A Global Warrant or an IAI Global Warrant shall be made only in accordance with the applicable procedures of the Depositary and the Restricted Warrants Legend and upon receipt by the Warrant Agent of a written certification from the transferor of the beneficial interest in the form attached as Annex D to the Warrant Certificate for exchange or registration of transfers. Such written certification shall no longer be required after the expiration of the Distribution Compliance Period.
Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Warrant shall be transferable in accordance with applicable law and the other terms of the Warrant Agreement.

(C)Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Warrant may be exchanged for beneficial interests in an Unrestricted Global Warrant upon certification in the form attached as Annex D to the Warrant Certificate for an exchange from a Regulation S Global Warrant to an Unrestricted Global Warrant.

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(D)Beneficial interests in a Transfer Restricted Warrant that is a Rule 144A Global Warrant or an IAI Global Warrant may be exchanged for beneficial interests in an Unrestricted Global Warrant if the Holder certifies in writing to the Warrant Agent that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth in Annex D attached to the Warrant Certificate) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Warrant Agent may reasonably request.

(vi)Notwithstanding anything to the contrary herein or in the Unit Agreement, with respect to Attached Warrants:

(E)upon any transfer of a beneficial interest in one Unit Certificate (as defined in the Unit Agreement) to a beneficial interest in another Unit Certificate in compliance with the applicable provisions of the Unit Agreement and the Units, the Warrant Agent shall reflect on its Registry a corresponding transfer of beneficial interests in a number of Attached Warrants equal to the Unit Warrant Number (as defined in the Unit Agreement) represented by the principal amount of Units (including any PIK Interest, as defined in the Unit Agreement, if applicable) so transferred, with the Initial Warrant Certificates subject to such transfer having the same transfer restricted statuses as the relevant Units, in the manner contemplated in Section 2.04(b)(ii) above with no delivery of additional instruments, certifications or legal opinions required under this Agreement or the Warrant Certificates; and

(F)if the applicable Unit Split Date is on or after the Resale Restriction Termination Date, the Warrants delivered upon such separation shall be in the form of Unrestricted Global Warrants. The Company shall promptly notify the Warrant Agent in writing upon the occurrence of the Resale Restriction Termination Date.

(vii)If no Unrestricted Global Warrant is outstanding at the time of a transfer contemplated by the preceding clauses (v)(C), (v)(D) or (vi)(B), as the case may be, the Company shall issue and the Warrant Agent shall countersign, upon a written order for countersignature of such Unrestricted Global Warrant, a new Unrestricted Global Warrant representing the appropriate number of Warrants.

Restricted Warrants Legends. Except as permitted by Section 2.04(b), and Section 2.05, each Warrant Certificate evidencing the Global Warrants, the Attached Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only) (“Restricted Warrants Legend”):

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THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF 144A OR IAI WARRANTS: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT][IN THE CASE OF REGULATION S WARRANTS: SIX MONTHS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S], ONLY (A) TO DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S WARRANTS: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S.

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PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND THIS SECURITY MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.]

Each Definitive Warrant that is a Transfer Restricted Warrant shall bear the following additional legend (“Definitive Warrants Legend”):

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS THE WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Cancellation or Adjustment of Global Warrants, Attached Warrants.
At such time as all beneficial interests in a Global Warrant have been exchanged for Definitive Warrants, repurchased, exercised or canceled, or all beneficial interests in an Attached Warrant have been exchanged for Global Warrants, repurchased or canceled, then such Global Warrant or Attached Warrant, as the case may be, shall be returned by the Depositary for cancellation or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant or an Attached Warrant is exchanged (including, without limitation, for Definitive Warrants (in the case of Global Warrants) or for Global Warrants (in the case of Attached Warrants that become Separated Warrants)), repurchased, exercised or canceled, the number of Warrants represented by such Global Warrant or such Attached Warrant, as the case may be, shall be reduced and the Warrant Agent shall make an adjustment on its books and records to reflect such reduction; provided that, in the case of an adjustment on account of an exercise of Warrants, the Warrant Agent shall have no duty or obligation to make such adjustment until it has received notice from the Holder of the amount thereof.

Obligations with Respect to Transfers and Exchanges of Warrants.

(i)To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall, upon the relevant Holder’s delivery to the Warrant Agent of the applicable Warrant Certificate to be transferred in whole or in part and satisfaction of the other requirements for such transfer as set forth herein, countersign, either by manual or facsimile or other electronically transmitted signature, new Global Warrants and Definitive Warrants as required pursuant to the provisions of Section 2.02 and this Section 2.04. In addition, a transferor of a Global Warrant or a Definitive Warrant shall deliver to the Warrant Agent a written instruction of transfer in the form attached to the Warrant Certificate as Annex C, duly executed by the Holder thereof or by its attorney, duly authorized in writing. Additionally, prior to registration of any transfer or

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exchange of a Warrant, the requirements for the Warrant issued upon such transfer or exchange to be issued in a name other than the Holder shall be met. Such requirements include, inter alia, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (at a guarantee level reasonably acceptable to the Company’s transfer agent), and any other reasonable evidence of authority that may be required by the Warrant Agent. Upon satisfaction of the conditions in this clause (i), the Warrant Agent shall, in accordance with such instructions, register the transfer or exchange of the relevant Warrant.

(ii)No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment from a Holder of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith as set forth in Section 2.04(a). The Warrant Agent shall have no duty or obligation pursuant to any Section of this Agreement requiring the payment of taxes, assessments, and/or governmental charges, unless and until the Warrant Agent is satisfied that all such taxes, assessments, and/or governmental charges have been paid.

(iii)Each Warrant Certificate shall be exchangeable, upon the surrender thereof by the Holder to the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor and representing the same aggregate number of Warrants.

(iv)All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange.

No Obligation of the Warrant Agent.

(i)The Warrant Agent shall have no responsibility or obligation to any owner of a beneficial interest in a Global Warrant, any Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any beneficial ownership interest in the Warrants represented by such Global Warrant or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the order of the Holders (which shall be the Depositary or its nominee in the case of a Global Warrant). Except as set forth herein, the rights of owners of beneficial interests in any Global Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

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(ii)The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfer between or among the Agent Members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement and the Warrant Certificate, and to examine the same to determine substantial compliance as to form with the express requirements hereof and thereof.

Section 2.05. Definitive Warrants.

Issuance of Definitive Warrants. Beneficial interests in a Global Warrant deposited with the Depositary or with the Custodian pursuant to Section 2.01 shall be transferred to each beneficial owner thereof in the form of Definitive Warrants evidencing a number of Warrants equivalent to such owner’s beneficial interest in such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depositary notifies the Company in writing that it is unwilling or unable to continue as Depositary for such beneficial interests represented by such Global Warrant or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each such case, a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) a default by the Company under this Agreement or the Warrants has occurred and is continuing and the Warrant Agent has received a request from the Depositary.

Surrender of Global Warrants and Exchange for Definitive Warrants. A Global Warrant shall be exchanged for Definitive Warrants, and Definitive Warrants may be transferred or exchanged for a beneficial interest in a Global Warrant, only at such times and in the manner specified in this Agreement. If beneficial ownership interests in a Global Warrant are to be exchanged for Definitive Warrants pursuant to this Section 2.05, appropriate adjustment shall be made to the Global Warrant as provided in Section 2.04(d), and the Warrant Agent shall countersign, either by manual or facsimile or other electronically transmitted signature, and deliver to each beneficial owner of such interests in the name of such beneficial owner, Definitive Warrants evidencing a number of Warrants equivalent to such beneficial owner’s beneficial interest in the Global Warrant. The Warrant Agent shall register such exchange in the Registry, and if the entire Global Warrant has been exchanged for Definitive Warrants the surrendered Global Warrant shall be canceled by the Warrant Agent.

Validity of Definitive Warrants. All Definitive Warrants issued upon exchange pursuant to this Section 2.05 shall be the valid obligations of the Company, evidencing the same obligations of the Company and entitled to the same benefits under this Agreement as the Global Warrant, or portion thereof, surrendered upon such exchange.

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Sale or Transfer. Upon any sale or transfer of a Transfer Restricted Warrant that is a Definitive Warrant, the Warrant Agent shall permit the Holder thereof to exchange such Transfer Restricted Warrant for a Definitive Warrant that does not bear the Restricted Warrants Legend and the Definitive Warrants Legend and rescind any restriction on the transfer of such Transfer Restricted Warrant if the Holder certifies in writing to the Warrant Agent that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form attached as Annex D to the Warrant Certificate) and provides such legal opinions, certifications and other information as the Company or the Warrant Agent may reasonably request.

Definitive Warrant Certificates. In the event of the occurrence of any of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants in definitive, fully registered form.

(e) No Liability. Neither the Company nor the Warrant Agent will be liable or responsible for any registration or transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

Section 2.06. Replacement Certificates.

If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate provides evidence reasonably satisfactory to the Company and the Warrant Agent that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign, by either manual or facsimile or other electronically transmitted signature, a replacement Warrant Certificate of like tenor and representing an equivalent number of Warrants, if the reasonable requirements of the Warrant Agent and Section 8-405 of the Uniform Commercial Code as in effect in the State of New York (the “NY UCC”) are met. In the case of the Warrant Certificate that is lost, destroyed or wrongfully taken, if required by the Warrant Agent or the Company, such Holder shall furnish an indemnity sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss that either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their reasonable, out-of-pocket expenses in replacing a Warrant Certificate prior to issuing and delivering a replacement Warrant Certificate to such Holder. Every replacement Warrant Certificate (i) shall evidence an additional obligation of the Company and (ii) shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates. If a Warrant Certificate is replaced pursuant to this Section 2.06, the Warrants evidenced thereby shall cease to be outstanding, unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a protected purchaser (as defined in Section 8-303 of the NY UCC).

Section 2.07. Outstanding Warrants.

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Subject to Section 6.02, the Warrants outstanding at any time are all Warrants evidenced on all Warrant Certificates authenticated by the Warrant Agent, as the same, in the case of Global Warrants and Attached Warrants, may be adjusted as provided in Section 2.04 and Annex A to the Warrant Certificates, except for those canceled by it and those delivered to it for cancellation.

Section 2.08. Cancellation.

The Warrant Agent and no one else shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation and deliver evidence of such destruction to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants that have been exercised.

Section 2.09. CUSIP Numbers.

In issuing the Warrants, the Company may use CUSIP numbers (if then generally in use) and, if so, the Warrant Agent shall use CUSIP numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.

Section 2.10. Charges, Taxes and Expenses; Withholding and Reporting Requirements.

No Charge. Issuance of Shares in certificated or book-entry form to a Holder upon the exercise of Warrants evidenced by any Warrant Certificate shall be made without charge to the Holder for any documentary, stamp or similar issue or transfer taxes (other than any such taxes due because the Holder requests such Shares to be issued in a name other than the Holder’s name) or other incidental expense in respect of the issuance of such Shares, all of which such taxes, if any, and expenses shall be paid by the Company. The Holder shall pay to the Company a sum sufficient to cover any documentary, stamp or similar issue or transfer taxes due because the Holder requests Shares to be issued in a name other than the Holder’s name, and the Company may refuse to deliver any such Shares until it receives from the Holder a sum sufficient to pay such taxes.

Withholding and Reporting. The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental unit, and all distributions, including deemed distributions (or other situations requiring withholding under applicable law), pursuant to the Warrants will be subject to applicable withholding and reporting requirements. Notwithstanding any provision to the contrary, the Company will be authorized to take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements, which may include (but are not limited to) (i) applying a portion of any cash distribution or consideration to be made under the Warrants to pay applicable withholding taxes, (ii) liquidating a portion of any

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non-cash distribution or consideration to be made or paid (including Common Shares issuable upon exercise of the Warrants) under the Warrants to generate sufficient funds to pay applicable withholding taxes, and/or (iii) establishing any other mechanisms the Company believes are reasonable and appropriate, including requiring Holders to submit appropriate tax and withholding certifications (such as IRS Forms W-9 and the appropriate IRS Forms W-8, as applicable).

Section 2.11. Proxies.

The Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold beneficial interests through Agent Members, to take any action that a Holder is entitled to take under this Agreement or the Warrants in accordance with the Depositary’s and the relevant Agent Member’s customary procedures.

Section 2.12. Minimum Denominations.

As a component of the Units, Warrants shall be issued in minimum denominations of one Warrant and integral multiples of one Warrant in excess thereof.

ARTICLE III EXERCISE TERMS

Section 3.01. Exercise.

Exercise Period. With respect to any Warrant, such Warrant may be exercised only during the period commencing on, and including, April 1, 2024 and expiring at the Expiration Time. Subject to automatic exercise of the Warrants pursuant to Section 3.01(d), at the Expiration Time, the Warrants will become void and without further legal effect, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

Exercise Price. The Exercise Price for each Warrant shall be $0.01 per Share. No cash shall be payable by a Holder in respect of the Exercise Price for a Warrant upon exercise; rather, as described in Section 3.03, the number of Shares issuable in respect of an exercise of a Warrant shall be determined based on a Net Settlement calculation.

Warrant Share Number. The Warrant Share Number shall initially be one, subject to adjustment as provided in this Agreement.

Automatic Exercise. An unexercised Warrant will be automatically exercised for the benefit of the Holder at the Expiration Time if such Warrant is not exercised by the Holder prior to the Expiration Time; provided that, in the case of Global Warrants, such automatic exercise is permitted by the applicable procedures of the Depositary. As used in this Agreement, exercise of a Warrant means an exercise by the Holder on or prior to the Expiration Time or upon an automatic exercise as described in

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this Section 3.01(d), as applicable, and the Exercise Date for any automatically exercised Warrant shall be deemed to be the Expiration Time.

Section 3.02. Manner of Exercise.

Global Warrants. In the case of Warrants represented by a Global Warrant Certificate, the Warrants shall be exercisable, at any time or from time to time during the applicable Exercise Period, in accordance with the practices and procedures of the Depositary and the relevant Agent Members.

Following any such exercise, the number of Warrants represented by the applicable Global Warrant Certificate shall be reduced in accordance with the procedures of the Depositary, whether or not an adjustment is made to Annex A to such Global Warrant Certificate, so that the number of Warrants represented thereby will be equal to the number of Warrants theretofore represented by such Global Warrant Certificate less the number of Warrants then exercised.

An Agent Member, and any Person authorized by such Agent Member, may, without the consent of the Warrant Agent or any other Person, on its own behalf and on behalf of the owner of a beneficial interest in the Global Warrant for which it is acting, enforce this Agreement and the Global Warrant, including its or such beneficial owner’s right to exercise and receive beneficial ownership of Shares issuable upon exercise of the Global Warrant, and may institute and maintain any suit, action or proceeding against the Company to enforce its rights in respect thereof.

Definitive Warrants. In the case of Warrants represented by a Definitive Warrant Certificate, the Warrants shall be exercisable, at any time or from time to time during the applicable Exercise Period, by the surrender of the applicable Warrant Certificate to the Warrant Agent and the delivery to the Warrant Agent of the Exercise Notice annexed to such Warrant Certificate, duly completed and executed (or to the Company or to such other office or agency of the Company in the United States as the Company may designate by notice in writing to the Warrant Agent pursuant to Section 6.03, and the Warrant Agent shall cause the notice of any such designation to be sent or communicated to the Holders and owners of a beneficial interest in a Global Warrant pursuant to Section 6.03), together with payment for transfer taxes as set forth in Section
2.10. Whenever some, but not all, of the Warrants represented by such Definitive Warrant Certificate are exercised, the exercising Holder shall be entitled, at the request of such Holder, to receive from the Company within a reasonable time, and in any event not exceeding five (5) Business Days, a new Definitive Warrant Certificate in substantially identical form representing the number of Warrants equal to the number of Warrants theretofore represented by the surrendered Definitive Warrant Certificate less the number of Warrants then exercised.

Warrants Exercised in Full. If any Warrant Certificate shall have been exercised in full, the Warrant Agent shall promptly cancel such certificate following its receipt thereof from the Holder or the Depositary, as applicable.

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Transfer Books. The Company will not close its transfer books in respect of the Warrants during the Company’s regular and customary business hours in any manner that interferes with the timely transfer and exercise of the Warrants.

Section 3.03. Settlement. Net Settlement shall apply to each Warrant upon exercise of such Warrant. Upon the exercise of Warrants, the Company shall issue to the Holder, in accordance with Section 3.04 below, a number of Shares for each Warrant so exercised equal to the greater of (x) zero and (y) “X” as determined pursuant to the following formula:

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Where: X = Y x (A - B) / A

Y = the Warrant Share Number (as of the Exercise Date);

A = the Fair Market Value of one Common Share (as of the Trading Day immediately prior to the Exercise Date); and

B = the Exercise Price.

The Company shall make all calculations under this Section 3.03, and the Warrant Agent shall have no duty or obligation to verify or confirm the Company’s calculations.

Section 3.04. Issuance of Shares; Authorization.

Global Warrants. Shares issuable upon exercise of Global Warrants shall be issued and delivered no later than two (2) Business Days after the Exercise Date in book-entry format through the facilities of the Depositary. The Company shall use commercially reasonable efforts to cause the Transfer Agent to cooperate with the Depositary and the applicable Agent Member in order to effect the issuance and delivery of Shares in accordance with the practices and procedures of the Depositary.

Definitive Warrants. Shares issuable upon exercise of Definitive Warrants may, at the election of the Holder, as indicated on the Exercise Notice, be issued either in registered format or in book-entry format through the Depositary, as follows:

(i)Registered Format. If the Holder elects to have the Shares issued in registered format, the Company shall issue the Shares in such name or names as indicated on the Exercise Notice, provided the Holder shall have furnished the Company with the appropriate tax identification information and, if the Shares are to be issued in the name of any Person other than the Holder, evidence of the payment of any required transfer or similar tax shall have been furnished to the Company. At the option of the Company, the Shares may either be represented by certificates or issued through direct registration on the books and records of the Transfer Agent. If the Shares are issued in certificated form, the Company shall physically deliver the certificates representing the Shares to the address specified

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in the Exercise Notice. The Company shall cause the Shares to be issued and delivered as aforesaid, as promptly as practical but in any event no later than four
(4) Business Days after the Exercise Date.

(ii)Book-Entry Format. If the Holder elects to have the Shares issued and delivered in book-entry format, the Company shall cause the Transfer Agent, no later than two (2) Business Days after the Exercise Date, to cooperate with the Agent Member designated by the Holder on the Exercise Notice in order that the Shares will be issued, delivered and credited to the account of the Agent Member at the Depositary for the benefit of the Holder through the Deposit/Withdrawal at Custodian (DWAC) function of the Depositary or such other function as may be adopted by the Depositary for that purpose.

Valid Issuance. The Company represents, warrants and covenants that any Shares issued upon the exercise of Warrants in accordance with the provisions of this Agreement and the Warrants shall be duly authorized and validly issued, fully paid and nonassessable and free from preemptive rights and all liens and charges (other than liens or charges created by a Holder). Unless otherwise required by applicable law, any such Shares shall be issued free from any restrictive legends and bearing an unrestricted CUSIP number.

The Shares (or other securities or property to which the exercising Holder is entitled pursuant to this Agreement) issuable or deliverable upon the exercise of Warrants shall be deemed to have been issued or delivered for all purposes as of the close of business on the applicable Exercise Date, notwithstanding that the stock transfer books of the Company may then be closed or certificates or other evidence of ownership representing such Shares (or other securities or property) may not be actually delivered or entered on such date.

No Rights as Shareholder. Nothing contained in this Agreement or the Warrants shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever, including the right to receive dividends or other distributions, as shareholders of the Company, or the right to share in the assets of the Company in the event of its liquidation, dissolution or winding up, except on and after the Exercise Date with respect to Common Shares received following an exercise of Warrants. In addition, nothing contained in this Agreement or the Warrants shall be construed as imposing any liabilities on the Holders as shareholders of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 3.05. No Fractional Shares or Scrip.

No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of Warrants. In lieu of any fractional Share to which a Holder would otherwise be entitled upon an exercise of Warrants, such Holder shall be entitled to receive a cash payment equal to the value of such fractional Share based on the Fair

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Market Value of the Common Shares as of the Trading Day immediately prior to the applicable Exercise Date. The number of full Shares that shall be issuable upon an exercise of Warrants by a Holder at any time shall be computed on the basis of the aggregate number of Shares which may be issuable pursuant to the Warrants being exercised by that Holder as of the applicable Exercise Date. Whenever a payment for fractional Shares is to be made by the Warrant Agent under any section of this Agreement, the Company shall (i) provide to the Warrant Agent in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments.

Any Holder, or any owner of a beneficial interest in a Global Warrant, by its acceptance of a Warrant Certificate, expressly agrees to receive cash in lieu of any fractional Share in accordance with this Section 3.05 and waives its right to receive a physical certificate representing such fractional Share upon exercise of any Warrant.

Section 3.06. Covenants Relating to Common Shares Issuable Upon Warrant Exercise.

Reservation of Common Shares. The Company shall at all times reserve and keep available, out of its Common Shares authorized and issued but held in treasury, a number of Common Shares sufficient for the exercise in full of all outstanding Warrants, and the Company shall settle exercises of the Warrants by delivery of such Common Shares held in treasury. The Company shall not take any action that would require an adjustment of the Warrant Share Number if as a result thereof (i) the aggregate number of Shares issuable upon exercise of the outstanding Warrants, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of, or underlying, all outstanding options, warrants, conversion and other rights (without duplication), would exceed the total number of Common Shares then authorized by its Charter, or (ii) the aggregate number of Shares issuable upon exercise of the outstanding Warrants would exceed the total number of Common Shares then held in treasury and not reserved for other purposes.

Listing. To the extent the Common Shares are then listed on an Exchange, the Company will procure, at its sole expense, the listing of the Shares issuable upon exercise of the Warrants, subject to issuance or notice of issuance, on all Exchanges on which the Common Shares are then listed or traded. For the avoidance of doubt, the Company shall have no obligation to cause the Warrants to be listed or traded on any Exchange or Over-the-Counter Market or any other similar market of any kind.

Common Share Certificates. If and to the extent that Shares shall be issuable in certificated form upon exercise of Definitive Warrants in accordance with the terms of this Agreement, the Company shall so notify the Warrant Agent. The Warrant Agent shall thereafter be authorized to request from time to time from the Transfer Agents stock certificates required to honor the exercise of outstanding Definitive Warrants, and the Company shall authorize and direct the Transfer Agent to comply with all such requests of the Warrant Agent. The Company shall supply the Transfer Agent

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with duly executed stock certificates for such purposes and shall provide or otherwise make available any cash that may be payable upon exercise of Warrants in lieu of the issuance of fractional Shares.

No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, intentionally avoid the observance or performance of any of the terms to be observed or performed by the Company under this Agreement, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and each Warrant Certificate.

Resale Registration Statement. The Company shall use its commercially reasonable efforts to file, on or before March 1, 2024, a registration statement with the SEC to register the resale of the Shares so as to permit the public resale thereof by the holders, subject to customary suspension rights (the “Resale Registration Statement”). The Company, thereafter, shall use its commercially reasonable efforts to ensure that the Resale Registration Statement is declared effective by the SEC (subject to applicable securities law) by April 1, 2024 and remains effective until such time as all of the Warrants shall have been exercised or terminated in accordance with this Agreement.

Section 3.07. Exercise Calculations.

To the extent applicable, the Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this Agreement to calculate, the number of Shares deliverable pursuant to any exercise of Warrants. The number of Shares to be issued on such exercise will be determined by the Company, with written notice thereof to the Warrant Agent. The Company shall make all these calculations in good faith and in a commercially reasonable manner and absent manifest error, such calculations shall be final and binding on the Holders, the owners of a beneficial interest in the applicable Warrants, and the Warrant Agent. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Shares to be issued on such exercise is accurate or correct.

Section 3.08. Unit Split Date.

No Separation Prior to Unit Split Date. Prior to April 1, 2024 (or, if earlier, the relevant Unit Split Date), a Warrant may not be transferred, assigned or exchanged by the Holder thereof separately from, but may be transferred, assigned or exchanged only together with, the principal amount of Notes to which such Warrant is attached in the applicable Unit as provided in the Unit Agreement. On and after the relevant Unit Split Date for a Warrant, the foregoing limitation shall not apply, and such Warrant may be transferred, assigned or exchanged by the Holder thereof separately from the Notes. With respect to a Unit Split Date on account of any Prohibited Event (as defined in the Unit Agreement), if a Prohibited Event occurs with respect to any principal amount of Notes prior to April 1, 2024, the Warrants attached to such principal amount of Notes shall immediately be separated from such principal amount of Notes in accordance with the Unit Agreement and such Warrants may be transferred, assigned or exchanged

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by the Holder thereof separately from such principal amount of Notes (and, for the avoidance of doubt, such Warrants shall not be subject to cancellation pursuant to Section 3.09). The Company shall cause any such separated Warrants described in this Section 3.08(a) to be assigned one or more CUSIP numbers different from those assigned to the Units, to the Warrants comprising a part of any Units and, for the avoidance of doubt, to the Notes.

Aggregation; No Fractional Warrants Upon Separation. The number of Warrants that shall be deliverable upon separation of Warrants from the Notes pursuant to Section 3.08(a) at any time shall be computed on the basis of the aggregate principal amount of Units subject to such separation with respect to the Holder thereof as of the relevant Unit Split Date. No fractional Warrants or scrip representing fractional Warrants shall be issued upon any separation of Warrants from the Notes. In lieu of any fractional Warrant to which a Holder would otherwise be entitled upon such separation of Warrants from the Notes, such Holder shall be entitled to receive a cash payment equal to the value of such fractional Warrant based on the Fair Market Value of the Common Shares as of the Trading Day immediately prior to the relevant Unit Split Date. Whenever a payment for fractional Warrants is to be made by the Warrant Agent under this section, the Company shall (i) provide to the Warrant Agent in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and
(ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments.

Any Holder, or any owner of a beneficial interest in a Global Warrant, by its acceptance of a Warrant Certificate, expressly agrees to receive cash in lieu of any fractional Warrant in accordance with this Section 3.08(b) and waives its right to receive a physical certificate representing such fractional Warrant upon separation of any Warrant.

Section 3.09. Automatic Termination and Cancellation.

Notwithstanding anything to the contrary in this Agreement, if a Termination Event (as defined in the Unit Agreement) occurs with respect to any principal amount of Units prior to April 1, 2024, then the Warrants forming a part of such Units in a number equal to the Unit Warrant Number (as defined in the Unit Agreement) for such principal amount of Units shall automatically terminate and become void without further legal effect and shall be cancelled for no further consideration, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

Section 3.10. Restriction on Number of Shares Issuable Upon Exercise of Warrants.

Notwithstanding anything to the contrary contained in this Agreement (but without limiting the requirements of Section 4.01(m)), the number of Common Shares that may be issued under the Warrants for any reason shall not exceed the maximum number of Common Shares which the Company may issue without shareholder approval under the shareholder approval rules of The New York Stock Exchange or any other

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Exchange on which the Common Shares are then listed, including New York Stock Exchange Listing Rule 312.03(c), unless the requisite shareholder approval has been obtained. The foregoing restriction shall continue notwithstanding any failure of the Common Shares to continue to be listed on The New York Stock Exchange or any other Principal Exchange.

ARTICLE IV
ANTI-DILUTION PROVISIONS

Section 4.01. Anti-dilution Adjustments; Notice of Adjustment.

The Warrant Share Number shall be subject to adjustment from time to time as set forth in this Section 4.01; provided that no single event shall give rise to an adjustment under more than one subsection of this Section 4.01 (other than in the case of a dividend or other distribution of different types of property, in which case Section 4.01(a), 4.01(b) or 4.01(c), as the case may be, shall apply to the appropriate parts of each such dividend or distribution); provided further that any issuance of Common Shares upon exercise of the Warrants shall not itself give rise to any adjustment under this Section 4.01.

Stock Splits, Reverse Splits and Dividends. The Warrant Share Number shall be adjusted pursuant to the formula below in the event the Company (i) pays a dividend or makes any other distribution with respect to its Common Shares solely in Common Shares, (ii) subdivides or reclassifies its outstanding Common Shares into a greater number of shares or (iii) combines or reclassifies its outstanding Common Shares into a smaller number of shares. Such adjustment shall become effective (x) in the case of clause (i) above, at the open of business on the ex-date for such dividend or distribution or (y) in the case of clause (ii) or clause (iii) above, at the open of business on the effective date of such event. In the event that a dividend or distribution described in clause (i) above is not so paid or made, the Warrant Share Number shall be readjusted, effective as of the date when the Board of Directors or a committee of members of the Board of Directors to whom the Board of Directors expressly delegates authority to make determinations as to dividends and distributions determines not to make such dividend or distribution, as the case may be, to be the Warrant Share Number that would be in effect if such dividend or distribution had not been declared.

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Where: Na = Nb x Oa / Ob

Nb = Warrant Share Number before the adjustment Na = Warrant Share Number after the adjustment
Ob = Number of Common Shares outstanding immediately before the transaction in question

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Oa = Number of Common Shares outstanding immediately after the transaction in question

Certain Dividends and Distributions. If the Company dividends or distributes shares of securities, evidences of indebtedness, assets, property, cash, rights, options or warrants (other than (i) dividends, distributions or issuances for which an adjustment is made pursuant to Section 4.01(a); and (ii) Spin-Offs as to which the provisions of Section 4.01(c) below shall apply) to all or substantially all holders of the Common Shares, the Warrant Share Number shall be adjusted pursuant to the formula below. Such adjustment shall become effective at the open of business on the ex-date for such dividend or distribution.

In the event that such dividend or distribution is not so paid or made, the Warrant Share Number shall be readjusted, effective as of the date when the Board of Directors or a committee of members of the Board of Directors to whom the Board of Directors expressly delegates authority to make determinations as to dividends and distributions determines not to make such dividend or distribution, as the case may be, to be the Warrant Share Number that would be in effect if such dividend or distribution had not been declared.

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Where: Na = Nb x M / M - D

Nb = Warrant Share Number before the adjustment Na = Warrant Share Number after the adjustment
M = Average of the Fair Market Values of one Common Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the ex-date for such dividend or distribution

D = Fair Market Value of such dividend or distribution made per Common Share as of the ex-date; provided that if such Fair Market Value is determined by reference to the actual or when-issued trading market for any securities, such determination shall consider the prices in such market over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding such ex-date. For purposes of this adjustment, the Fair Market Value of such dividend or distribution (if in the form of securities other than Common Shares) shall be determined as if it were “Common Shares” pursuant to the definition of Fair Market Value.

Spin-Offs. If the Company pays a dividend or makes any other distribution on the Common Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a Principal Exchange (a “Spin- Off”), the Warrant Share Number shall be adjusted pursuant to the formula below. Such

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adjustment shall become effective at the close of business on the last Trading Day of the ten (10) consecutive Trading Day period beginning on, and including, the first Trading Day following ex-date for such Spin-Off on which the Capital Stock of such Subsidiary or other business unit begins to trade regular way on such Principal Exchange (the “Valuation Period”).

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Where: Na = Nb x D + M / M

Nb = Warrant Share Number before the adjustment Na = Warrant Share Number after the adjustment
M = Average of the Fair Market Values of one Common Share over the Valuation Period

D = Average of the Fair Market Values of such Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one Common Share over the Valuation Period. For purposes of this adjustment, the Fair Market Value of such distribution shall be determined as if it were “Common Shares” pursuant to the definition of Fair Market Value.

If the Exercise Date for any exercise of Warrants occurs during the Valuation Period, the reference in the definition of “Valuation Period” to “ten (10)” shall be deemed replaced with such lesser number of Trading Days as have elapsed between the beginning of the Valuation Period and such Exercise Date in determining the Warrant Share Number.

Tender and Exchange Offers. If a publicly-announced tender or exchange offer, or other repurchase offer made by the Company or any of its Affiliates for the Common Shares (other than a Reorganization) shall be consummated, to the extent that the cash and Fair Market Value of any other consideration included in the payment per Common Share exceeds the average of the Fair Market Values of the Common Shares over the ten (10) consecutive Trading Day period ending on, and including, the tenth (10th) Trading Day immediately following the date on which such tender or exchange offer is consummated, then the Warrant Share Number shall be adjusted pursuant to the formula below; provided that the Warrant Share Number shall not be decreased as a result of this Section 4.01(d). Such adjustment shall be determined at the close of business on the tenth (10th) Trading Day immediately following the date on which such tender or exchange offer is consummated, but shall become effective as of the date on which such tender or exchange offer expires.
Na = Nb x (Oa x M) + C / Ob x M

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Where:

Nb = Warrant Share Number before the adjustment Na = Warrant Share Number after the adjustment
M = Average of the Fair Market Values of one Common Share over the ten (10) consecutive Trading Day period ending on, and including, the tenth (10th) Trading Day immediately following the date on which such tender or exchange offer is consummated

C = Aggregate Fair Market Value of all cash and any other consideration paid or payable for Common Shares in such tender or exchange offer

Ob = Number of Common Shares outstanding immediately before giving effect to such tender or exchange offer

Oa = Number of Common Shares outstanding immediately after giving effect to such tender or exchange offer.

If the Exercise Date for any exercise of Warrants occurs on or after the date on which such tender or exchange offer expires and prior to the tenth (10th) Trading Day immediately following the date on which such tender or exchange offer is consummated, references in this Section 4.01(d) to “tenth (10th) Trading Day immediately following the date on which such tender or exchange offer is consummated” shall be deemed replaced by references to such Exercise Date and references in this Section 4.01(d) to “ten (10)” shall be deemed replaced with such lesser number of Trading Days as have elapsed between the date on which such tender or exchange offer is consummated and such Exercise Date, in each case, in determining the Warrant Share Number.

Reorganizations. In the case of any Reorganization, other than a Reorganization that results in a Termination Event (as defined in the Unit Agreement), following the effective time of such Reorganization, a Holder’s right to acquire Shares upon exercise of the Warrants shall be converted into the right to acquire, upon exercise of such Warrants, one Unit of Exchange Property with respect to each Share for which one Warrant was previously exercisable. With respect to any exercise of Warrants following the effective time of such Reorganization, the number of Units of Exchange Property issuable upon exercise of a Warrant shall be calculated pursuant to Article III; provided that, with respect to each Exercise Date following such Reorganization, each reference in Article III to a “share” or a “Common Share” shall be deemed to refer to a Unit of Exchange Property; provided, further that if the Exchange Property consists solely of cash, on the effective date of such Reorganization, each Holder shall receive, in respect of each Warrant it holds, at the same time and upon the same terms as holders of Common Shares receive the cash in exchange for their Common Shares, an amount of cash equal to the greater of (i) (x) the amount of cash that such Holder would have received if such Holder owned, as of the record date for such Reorganization, a number of Common Shares equal to the Warrant Share Number in effect on such record date, minus (y) the Exercise Price in effect on such record date, multiplied by the Warrant

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Share Number in effect on such record date and (ii) $0, and upon the Company’s delivery of such cash (if any) in respect of such Warrant, such Warrant shall be deemed to have been exercised in full and canceled. For the avoidance of doubt, if, in connection with any Reorganization in which the Exchange Property is comprised of solely cash, the per share amount of cash received by holders of the Common Shares is less than the Exercise Price, the Warrants shall be deemed to have expired for no consideration.

In the case of any Reorganization in which holders of Common Shares may make an election as between different types of Exchange Property, Holders shall be deemed to have elected (unless a majority of Holders, determined pursuant to Section 6.02(c), otherwise notify the Company prior to the deadline for elections applicable to holders of Common Shares) to receive upon exercise of the Warrants the weighted average of the types and amounts of consideration actually received by the holders of Common Shares.

The Company shall not consummate any Reorganization unless the Company first shall have made appropriate provision to ensure that applicable provisions of this Agreement (including, without limitation, the applicable provisions of this Section 4.01) shall immediately after giving effect to such Reorganization be assumed by and binding on the other party to such Reorganization (or the surviving entity, successor, parent company and/or issuer of the Exchange Property, as appropriate) and applicable to any Exchange Property deliverable upon the exercise of Warrants, pursuant to a customary assumption agreement. Any such assumption agreement shall also include any amendments to this Agreement necessary to effect the changes to the terms of the Warrants described in this Section 4.01(f) and preserve the intent of the provisions of this Agreement (including, without limitation, the adjustment provisions in this Section 4.01). The provisions of this Section 4.01(f) shall similarly apply to successive Reorganizations. The provisions of this Section 4.01(f) are subject, in all cases, to any applicable requirements under the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder. Where there is any inconsistency between the requirements of the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder and the requirements of this Section 4.01(f), the requirements of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder shall supersede.

Record Owners. If (i) an adjustment to the Warrant Share Number becomes effective on the ex-date for any dividend, distribution or other event, and (ii) a Holder exercises its Warrants on or after such ex-date and on or prior to the related record date for such dividend, distribution or other event, then, notwithstanding the provisions in this Section 4.01, the Warrant Share Number adjustment relating to the dividend, distribution or other event to which such ex-date corresponds shall not be made with respect to the Warrants exercised by the Holder as aforesaid and instead, such Holder shall be treated as if such Holder were the record owner of the Common Shares issuable upon exercise of such Warrants on the record date, and, as such record holder, shall participate in the related dividend, distribution or other event otherwise giving rise to such adjustment.

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Certain Other Events. The Company may, for a period of not less than 20 Business Days, make such increases in the Warrant Share Number as (i) the Board of Directors or a committee of members of the Board of Directors to whom the Board of Directors expressly delegates authority to make determinations as to the Warrant Share Number deems advisable in good faith or (ii) in order to avoid or diminish any income tax to holders of the Common Shares resulting from any dividend or distribution of Common Shares (or rights to acquire Common Shares) or from any event treated as such for income tax purposes.

Shareholder Rights Plans. If the Company has a shareholder rights plan in effect at the time of any exercise of Warrants, then each of the Common Shares issued upon such exercise shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued upon such exercise shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to any exercise of Warrants, the rights have separated from the Common Shares in accordance with the provisions of the applicable shareholder rights plan, the Warrant Share Number shall be adjusted at the time of separation as if the Company made a distribution of the type for which an adjustment is made pursuant to Section 4.01(b), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Rounding of Calculations; Minimum Adjustments. All calculations under this Section 4.01 shall be made to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 4.01 to the contrary notwithstanding, no adjustment in the Warrant Share Number shall be made if the amount of such adjustment would be less than one-tenth (1/10th) of one Common Share, but any such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one-tenth (1/10th) of one Common Share, or more, or, if earlier, any Unit Split Date or Exercise Date.

Notice of Adjustment. Whenever the Warrant Share Number or the number of shares of stock or property other than Common Shares issuable upon the exercise of the Warrants is adjusted, or the type of securities or property to be delivered upon exercise of the Warrants is otherwise changed, as herein provided, the Company shall deliver to the Warrant Agent a notice of such adjustment or adjustments and shall deliver to the Warrant Agent a statement setting forth the Warrant Share Number and the number and type of shares of stock or property other than Common Shares issuable upon the exercise of a Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made, and the Warrant Agent shall cause such notice and statement to be sent or communicated to the Holders and owners of a beneficial interest in a Global Warrant in the manner set forth in Section 6.03 hereof. The Company shall make all calculations hereunder in good faith and in a commercially reasonable manner. Any failure to deliver

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such notice or statement shall not affect the validity of the relevant adjustments or the events giving rise to such adjustments.

Notice of Action. In the event that the Company shall propose to take any action of the type described in this Section 4.01 (but only if the action of the type described in this Section 4.01 would result in an adjustment to the Warrant Share Number or the number of shares of stock or property other than Common Shares issuable upon the exercise of the Warrants), including any Reorganization, the Company shall deliver to the Warrant Agent a notice, and the Warrant Agent shall cause such notice to be sent or communicated to the Holders and owners of a beneficial interest in a Global Warrant in the manner set forth in Section 6.03, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Warrant Share Number and the number of shares of stock or property other than Common Shares issuable upon the exercise of the Warrants. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to deliver any notice pursuant to this Section 4.01(l) at any time that such notice would contain material non-public information relating to the Company or the Common Shares; provided that in the event, at the time the Company is contemplating any action of the type described in this Section 4.01, (i) the Company is aware that such material non-public information exists and (ii) such action would require the fixing of a record date, the Company shall fix the record date in a manner that permits the Company to deliver the applicable notice at least ten
(10) days prior to the date so fixed, or, if the fixing of the record date in such manner would result in the violation of law or regulation (including, for the avoidance of doubt, applicable rules of any national securities exchange on which the Common Shares are then listed) the Company shall fix the record date in a manner that permits the Company to deliver the applicable notice prior to the date so fixed as would not result in such violation.

Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4.01, the Company shall take any action which may be necessary, including obtaining regulatory, The New York Stock Exchange, The Nasdaq Stock Market or other applicable national securities exchange or shareholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Shares that a Holder is entitled to receive upon exercise of a Warrant pursuant to this Agreement, after giving effect to the adjustment that would be made under this Section 4.01.

Section 4.02. Changes to Warrant Certificate.

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The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Agreement, and Warrant Certificates issued after such adjustment may state the same Warrant Share Number and the number of shares of stock or property other than Common Shares issuable upon the exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any ministerial change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed. In the event of any such change, the Company shall give prompt notice thereof to the Warrant Agent and, if appropriate, notation thereof shall be made on all Warrant Certificates thereafter surrendered for registration of transfer or exchange.

ARTICLE V WARRANT AGENT

Section 5.01. Appointment of Warrant Agent.

The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the provisions of this Agreement and the Warrant Agent hereby accepts such appointment and shall perform the same in accordance with the express terms and conditions set forth in this Agreement. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement, except for its own gross negligence, willful misconduct, fraud or bad faith.
Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. The rights and obligations of the parties set forth in this Section 5.01 shall survive the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.

Section 5.02. Rights and Duties of Warrant Agent.

Agent for the Company. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation of agency or trust or any relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

Counsel. The Warrant Agent may consult with counsel reasonably satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection to the Warrant Agent in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

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Documents. The Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or thing suffered by it, absent gross negligence, willful misconduct, fraud or bad faith, in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper Officers. The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement.

No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied or inferred duties, responsibility or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may cause it to incur any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants (if any). The Warrant Agent shall have no duty or responsibility in the case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise. The Warrant Agent shall have no duty or responsibility to ensure compliance with any applicable federal or state securities law in connection with the issuance, transfer or exchange of any Warrants under this Agreement.

Not Responsible for Adjustments or Validity of Shares. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the Warrant Share Number or to calculate any such adjustment, or to make any determination with respect to the nature or extent of any adjustment when made, or with respect to the method employed, herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any Shares or of any securities or property that may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Section 4.01, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Shares or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Section 4.01, or to comply with any of the covenants of the Company contained in the Warrant Certificate or this Agreement.

Notices or Demands Addressed to the Company. If the Warrant Agent receives any notice or demand addressed to the Company by the Holder of a Warrant, the Warrant Agent shall promptly forward such notice or demand to the Company.

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Ambiguity. In the event the Warrant Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any Warrant Certificate, notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent shall notify the Company in writing as soon as practicable, and upon delivery of such notice may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other Person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminate such ambiguity or uncertainty to the reasonable satisfaction of the Warrant Agent.
Notwithstanding anything in this Agreement to the contrary, the Warrant Agent is authorized and directed hereby to comply with any orders, judgments, or decrees of any court that it believes has jurisdiction over it and, absent gross negligence, willful misconduct, fraud or bad faith, will not be liable as a result of its compliance with the same.

Section 5.03. Individual Rights of Warrant Agent.

Subject to its obligations hereunder, the Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

Section 5.04. Warrant Agent’s Disclaimer.

The Warrant Agent shall not be responsible for, and makes no representation as to the validity or adequacy of, this Agreement (except the due and valid authorized execution and delivery of this Agreement by the Warrant Agent) or the Warrant Certificates (except the due countersignature of the Warrant Certificate(s) by the Warrant Agent), and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon; nor will the Warrant Agent be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Warrant Certificates.

Section 5.05. Compensation and Indemnity.

Compensation of Warrant Agent. The Company agrees to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent under this Agreement and to reimburse the Warrant Agent upon request for all reasonable and documented out-of-pocket expenses, including the reasonable and documented counsel fees and expenses, incurred by the Warrant Agent in connection with the preparation, delivery, administration, execution and amendment of this Agreement and the performance of the services and exercise of its

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rights or duties rendered by the Warrant Agent under this Agreement. The Company is not obligated to reimburse any expense incurred by the Warrant Agent through gross negligence, willful misconduct, fraud or bad faith.

Indemnification by the Company. The Company shall indemnify and hold harmless the Warrant Agent and its officers and directors against any loss, liability or expense (including reasonable attorneys’ fees and expenses) incurred by it (each, a “Loss” and, collectively, “Losses”) without gross negligence, willful misconduct, fraud or bad faith on its part arising out of or in connection with the acceptance, administration, exercise or performance of its duties under this Agreement, including the enforcement of this Agreement and this Section hereunder. The Company shall further indemnify and hold the Warrant Agent harmless from and against any Loss arising out of or attributable to the Warrant Agent’s acting on the written instructions of the Company, so long as the Warrant Agent so acted without gross negligence, willful misconduct, fraud or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The costs and expenses incurred by the Warrant Agent in enforcing its right of indemnification hereunder shall be paid by the Company. The Company is not obligated to indemnify the Warrant Agent against any loss or liability incurred by the Warrant Agent through willful misconduct, gross negligence, fraud or bad faith. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The rights and obligations of the parties set forth in Sections 5.05(a) and (b) shall survive the termination of this Agreement and the resignation, replacement or removal of the Warrant Agent.

Section 5.06. Successor Warrant Agent.

Company to Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or canceled or are no longer exercisable.

Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than sixty (60) days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than sixty (60) days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 5.06(b) shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be (i) a bank or trust company, (ii) organized under the laws of the United States of America or one of the states thereof, (iii) authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers, (iv) having a combined capital and surplus of at least $50,000,000 (as set forth in its most recent reports of condition published pursuant to law or to the requirements of any United States federal or state regulatory or supervisory authority) and (v) having an office in the Borough of

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Manhattan, the City of New York) and the acceptance of such appointment by such successor Warrant Agent.

Company to Appoint Successor. In the event that at any time the Warrant Agent resigns, is removed, becomes incapable of acting, fails to perform any of its obligations hereunder or under any Warrant Certificate in accordance with the terms hereof or thereof, is adjudged bankrupt or insolvent, commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law, consents to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Warrant Agent or its property or affairs, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, or takes corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises has been entered in respect of the Warrant Agent in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises has been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or similar official of the Warrant Agent or of its property or affairs, or any public officer takes charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation (each, a “Warrant Agent Insolvency Event”), a successor Warrant Agent, meeting the qualifications specified in Section 5.06(b), shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. In the event that a successor Warrant Agent is not appointed by the Company within thirty (30) days after the Company has been notified in writing of the resignation or removal of the Warrant Agent, or within thirty (30) days of the incapacity of the Warrant Agent or the occurrence of a Warrant Agent Insolvency Event, a successor Warrant Agent, qualified as aforesaid, may be appointed by the Warrant Agent or the Warrant Agent may petition a court to appoint a successor Warrant Agent, at the expense of the Company. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent’s notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

Successor to Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

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Successor by Merger. Any entity into which the Warrant Agent hereunder may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Warrant Agent is a party, or any entity to which the Warrant Agent sells or otherwise transfers all or substantially all of its assets and business (including with respect to the administration of this Agreement), shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as successor Warrant Agent under Section 5.06(b).

Section 5.07. Force Majeure.

Notwithstanding anything to the contrary contained herein, no party shall be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, pandemics, epidemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 5.08. Representations of the Company.
The Company represents and warrants to the Warrant Agent and the Holders that: the Company has been duly organized and is validly existing under the laws of the jurisdiction of its incorporation;

this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity;

the execution and delivery of this Agreement does not, and the issuance of the Warrants and the issuance of the Shares that will be issued and delivered upon exercise of the Warrants, in each case, in accordance with the terms of this Agreement and the Warrant Certificates will not, (i) violate the Company’s Charter or By-Laws, (ii) violate (x) any law or regulation applicable to the Company (including, without limitation, Ohio Revised Code, Chapter 1701 (General Corporation Law)) or any requirement applicable to the Company of any securities exchange on which the Shares are listed or traded or (y) any order or decree of any court or public authority having jurisdiction over the Company, or (iii) result in a breach of any material mortgage, indenture, contract, agreement or undertaking to which the Company is a party or by which it is bound, except in the case of (ii)(y) and (iii) for any violations or breaches that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

the Company holds 16,676,576 of its authorized and issued Common Shares in treasury, and the Company shall at all times during the term of the Warrants

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reserve and keep available a number of such treasury shares sufficient for the exercise in full of all outstanding Warrants.

ARTICLE VI MISCELLANEOUS

Section 6.01. Persons Benefitting.

Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent, the Holders and the owners of a beneficial interest in any Global Warrant any right, remedy or claim under or by reason of this Agreement or any part hereof.

Section 6.02. Amendment.

Amendment without Consent of the Holders. Notwithstanding any of the provisions of Section 6.02(b), this Agreement and the Warrants may be amended, modified and/or supplemented by the Company and the Warrant Agent, at the Company’s expense, without notice to or the consent of any Holder for the purpose of:

(i)curing any ambiguity, omission, inconsistency or mistake contained herein or therein in a manner that is not inconsistent with the provisions of this Agreement and that does not adversely affect the rights of the Holders or the owners of a beneficial interest in any Global Warrant (including, if applicable, the owners of a beneficial interest in any Unit) in any material respect (as determined in good faith by the Board of Directors or any committee thereof);

(ii)adding covenants for the benefit of the Holders;

(iii)adding a guarantor of the Company’s performance obligations or other security for the benefit of the Holders;

(iv)surrendering any right or power conferred upon the Company;

(v)evidencing and providing for the acceptance of an appointment hereunder by a successor Warrant Agent;

(vi)for the purposes of providing for compliance with applicable securities laws, including with respect to the transfer restrictions set forth herein, on account of any changes in law occurring on or after the date of this Agreement; or

(vii)making any other change that does not adversely affect the rights of the Holders or the owners of a beneficial interest in any Attached Warrant or Global Warrant (including, if applicable, the owners of a beneficial interest in any Unit) in any material respect (as determined in good faith by the Board of Directors or any committee thereof).

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Amendment with Consent of the Holders. With the consent of the Holders of a majority of the then outstanding Warrants (including without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Warrants), the Company and the Warrant Agent may from time to time, at the Company’s expense, amend, modify and/or supplement this Agreement or the Warrants, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions hereunder or thereunder or of modifying in any manner the rights of the Holders hereunder or thereunder, or waive the observance of any term of this Agreement or the Warrants; provided, however, that, without the consent of each Holder of an outstanding Warrant affected, no such amendment, supplement, modification or waiver shall:

(i)increase the Exercise Price;

(ii)decrease the Warrant Share Number or change or decrease the kind or amount of other property issuable upon exercise of the Warrants, as applicable (in each case, other than pursuant to adjustments provided for in Section 4.01);

(iii)reduce the term of the Warrants or the time period during which the Warrants are exercisable;

(iv)make any change to the anti-dilution or Reorganization provisions set forth in Article IV of this Agreement that would be adverse to a Holder or owner of a beneficial interest in a Global Warrant (including, if applicable, holders of a beneficial interest in any Unit);

(v)make a material and adverse change that does not equally affect all Warrants;

(vi)make any change that would otherwise materially impair a Holder’s right to exercise the Warrants and receive Shares upon such exercise, or the ability of any Holder or Agent Member (on behalf of itself or any owner of a beneficial interest in a Global Warrant, including, if applicable, any owner of a beneficial interest in any Unit) to enforce such right;

(vii)impair the right to institute suit for the enforcement of any payment or delivery with respect to the exercise and settlement of any Warrant;

(viii)make any change that has the effect of changing or relates to Section 3.01(d), Section 3.08 or Section 3.09 or make any change to the definition of Unit Split Date; or

(ix)reduce the percentage of Holders required to amend this Agreement or the Warrants or grant a waiver thereunder or hereunder.

Determination of the Consenting Holders. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Affiliate of the Company shall be

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disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants that the Warrant Agent knows are so owned shall be so disregarded. The Warrant Agent shall be entitled to rely on directions from the Units Trustee as provided in the Unit Agreement in respect of any Attached Warrants. Upon request of the Warrant Agent, the Company shall furnish to the Warrant Agent promptly an Officer’s Certificate listing and identifying all Warrants, if any, known by the Company to be owned or held by or for the account of any of the above described Persons. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

Record Date; Form. The Company and the Warrant Agent may set a record date for any such direction, waiver or consent and only the Holders as of such record date shall be entitled to make or give such direction, waiver or consent. It is not necessary for Holders or owners of a beneficial interest in a Global Warrant to approve the particular form of any proposed amendment, modification, supplement or waiver if their consent approves the substance thereof. A consent to any amendment, modification, supplement or waiver by any Holder given in connection with the tender of such Holder’s Warrants will not be rendered invalid by such tender.

Action by Warrant Agent. The Warrant Agent shall have no duty to determine whether any such amendment, modification or supplement would have an effect on the rights or interests of the holders of the Warrants. Upon receipt by the Warrant Agent of an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the execution of the amendment, modification or supplement have been complied with and such execution is permitted by this Agreement and the Warrant Certificate, the Warrant Agent shall join in the execution of such amendment, modification or supplement; provided that the Warrant Agent may, but shall not be obligated to, execute any such amendment, modification or supplement which affects the rights or changes or increases the duties or obligations of the Warrant Agent. Promptly following execution of any amendment, modification or supplement to this Agreement or the Warrant Certificate, the Company shall send a copy thereof to the Warrant Agent and the Warrant Agent shall cause such document to be sent or communicated to the Holders and owners of a beneficial interest in a Global Warrant in the manner set forth in Section 6.03; provided that any failure to deliver such copy or any defect therein shall not affect the validity of such amendment, modification or supplement. As a condition precedent to the Warrant Agent’s execution of any such amendment, modification or supplement, the Company shall deliver to the Warrant Agent an Officer’s Certificate and an Opinion of Counsel that states that the proposed amendment, modification or supplement is in compliance with the terms of this Section 6.02.

Section 6.03. Notices.

Any notice or communication shall be in writing and delivered in person, by certified or registered mail, or nationally-recognized courier, or by facsimile or e-mail transmission, if acceptable to the parties, addressed as follows:

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if to the Company:

Diebold Nixdorf, Incorporated
50 Executive Pkway, P.O. Box 2520
Hudson, Ohio 44236 Attention: Jonathan B. Leiken
Email: Jonathan.Leiken@dieboldnixdorf.com with a copy to:
Sullivan & Cromwell LLP 125 Broad Street
New York, NY 10004 Attention: Ari Blaut
Email: Blauta@sullcrom.com if to the Warrant Agent:
U.S. Bank Trust Company, National Association 1350 Euclid Avenue, Suite 1100
Cleveland, Ohio 44115
Attention: Corporate Trust Services Email: david.schlabach@usbank.com

The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Registry and shall be sufficiently given if so mailed within the time prescribed. Any notice to the owners of a beneficial interest in a Global Warrant shall be distributed through the Depositary in accordance with the procedures of the Depositary. Communications to owners shall be deemed to be effective at the time of dispatch to the Depositary.

Failure to provide a notice or communication to a Holder or owner of a beneficial interest in a Global Warrant or any defect in it shall not affect its sufficiency with respect to other Holders or owners of a beneficial interest in a Global Warrant. If a notice or communication is provided in the manner provided above, it is duly given, whether or not the intended recipient actually receives it.

Section 6.04. Governing Law; Waiver of Jury Trial.

This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

EACH OF THE COMPANY AND THE WARRANT AGENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY

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ARISE UNDER THIS AGREEMENT OR A WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR A WARRANT. EACH OF THE COMPANY AND THE WARRANT AGENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.05. Successors.

All agreements of the Company in this Agreement and the Warrants shall bind its successors and permissible assigns. All agreements of the Warrant Agent in this Agreement shall bind its successors and permissible assigns.

Section 6.06. Multiple Originals; Counterparts.

The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 6.07. Inspection of Agreement.

A copy of this Agreement shall be made available at all reasonable times for inspection by any Holder or owners of a beneficial interest in a Global Warrant at the office of the Warrant Agent (or successor warrant agent) designated for such purpose.

Section 6.08. Table of Contents.

The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 6.09. Severability.

The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in

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any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

Section 6.10. Customer Identification Program.

Each Person that is a party hereto acknowledges that the Warrant Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Warrant Agent must obtain, verify and record information that allows the Warrant Agent to identify each such Person. Accordingly, prior to accepting an appointment hereunder, the Warrant Agent may request information from any such Person that will help the Warrant Agent to identify such Person, including without limitation, as applicable, such Person’s physical address, tax identification number, organizational documents, certificate of good standing or license to do business. Each Person that is a party hereto agrees that the Warrant Agent cannot accept an appointment hereunder unless and until the Warrant Agent verifies each such Person’s identity in accordance with the Customer Identification Program requirements.

Section 6.11. Confidentiality.

The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non- public Holder or beneficial owner information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, including the fees for services, shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

Section 6.12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted in this Agreement shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

Section 6.13. Reports and Notices to Holders.

(a)In the event that the Common Shares are deregistered or become otherwise not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will provide to the Holders, on a continuous basis for so long as any Warrants remain outstanding, any and all quarterly and annual financial and other information with respect to the Company and its Subsidiaries as is provided to the holders of the Common Shares, in each case, in the form in which such information is so provided to the holders of the Common Shares (which may include, without limitation, posting such information to the Company’s public website or a password-protected website created by the Company for such purpose).

(b)At any time when the Company declares any dividend or other distribution on the Common Shares and the Common Shares are not listed on a U.S. national securities exchange, it shall give notice to the Warrant Agent of any such declaration not

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less than ten (10) days prior to the related record date for payment of the dividend or distribution so declared, and the Warrant Agent shall cause such notice to be sent or communicated to the Holders and owners of a beneficial interest in a Global Warrant, in the manner set forth in Section 6.03 hereof, whether or not notice is required to be delivered pursuant to Section 4.01(k).

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

DIEBOLD NIXDORF, INCORPORATED
By:	/s/ Jeffrey Rutherford
Name: Jeffrey Rutherford
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Warrant Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Warrant Agent
By:	/s/ David A. Schlabach
Name: David A. Schlabach
Title: Vice President

[Signature Page to Warrant Agreement]

EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS TERMS, PROVISIONS AND CONDITIONS IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 29, 2022 (THE “WARRANT AGREEMENT”), BETWEEN THE COMPANY AND THE WARRANT AGENT NAMED THEREIN. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER OF THIS CERTIFICATE.

[Global Warrant Certificate Legend]

UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO DIEBOLD NIXDORF, INCORPORATED OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY WARRANT CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF.

[Restricted Warrants Legend:]

[THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF IAI OR 144A WARRANTS: ONE YEAR AFTER

A-1

THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT][IN THE CASE OF REGULATION S WARRANTS: SIX MONTHS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S], ONLY (A) TO DIEBOLD NIXDORF, INCORPORATED (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE WARRANT AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S WARRANTS: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND THIS SECURITY MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.]]

[Definitive Warrants Legend:]

2

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE WARRANT AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS THE WARRANT AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

3

[RULE 144A] [REG S] [IAI] [UNRESTRICTED] [GLOBAL] [INITIAL] [DEFINITIVE] WARRANT CERTIFICATE
representing WARRANTS
to acquire Common Shares of
Diebold Nixdorf, Incorporated [DATE]
No. [RA-    ] [RS-    ] [RIAI-    ] [U-    ]    [CUSIP No.: [    ]]1
This certifies that, for value received, [the Units Trustee]2[Cede &
Co.]3[    ]4, and any of its registered assigns, is the registered owner of [the number of Warrants set forth on Annex A hereto]5[     Warrants]6, each of which entitles the Holder, upon exercise thereof during the applicable Exercise Period and in accordance with Article III of the Warrant Agreement, to acquire from the Company a number of Shares calculated pursuant to Article III of the Warrant Agreement for a price per Share equal to the Exercise Price. No cash shall be payable by a Holder in respect of the Exercise Price for a Warrant upon exercise; rather, the number of Shares issuable in respect of an exercise of a Warrant shall be determined based on a Net Settlement calculation. Each Warrant shall initially be exercisable for one Share for an Exercise Price of $0.01. Any unexercised Warrant shall be automatically exercised for the benefit of the Holder at the Expiration Time if a Warrant is not exercised by the Holder prior to the Expiration Time if any Common Shares or cash in lieu of any fractional shares are deliverable to the Holder as a result of the Net Settlement calculation[; provided that such automatic exercise is permitted by the applicable procedures of the Depositary]7.
The Warrant Share Number is subject to adjustment as provided in Article IV of the Warrant Agreement. This Warrant Certificate and the Warrants represented hereby are issued under and in accordance with a Warrant Agreement dated as of December 29, 2022 (the “Warrant Agreement”), between the Company and U.S. Bank Trust

1 Include for Warrant Certificates representing Separated Warrants.

2 Include for Initial Warrant Certificate.

3 Include for Global Warrant.

4 Include for Definitive Warrant.

5 Include for Initial Warrant Certificate and Global Warrant.

6 Include for Definitive Warrant.

7 Include for Global Warrant.

A-4

Company, National Association (the “Warrant Agent,” which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the beneficial owners of the Warrants and the Holders consent by acceptance hereof. Any capitalized terms used but not defined herein that are defined in the Warrant Agreement shall have the meanings set forth in the Warrant Agreement. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. In the event of any inconsistency between the Warrant Agreement and this Warrant Certificate, the Warrant Agreement shall govern. Reference is hereby made to the Warrant Agreement for a statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders and owners of beneficial interests in the Warrants. A copy of the Warrant Agreement may be obtained for inspection by the Holders upon written request to the Warrant Agent at the address of the Warrant Agent set forth in the Warrant Agreement. The Warrant Agreement and this Warrant Certificate may be amended, modified and/or supplemented and the observance of any term of the Warrant Agreement or this Warrant Certificate may be waived only to the extent provided in the Warrant Agreement.

Prior to the Exercise Date and as described more fully in the Warrant Agreement, Warrants shall not entitle the Holder to any of the rights of the holders of Common Shares.

As described more fully in the Warrant Agreement, (i) prior to April 1, 2024 (or, if earlier, the relevant Unit Split Date), a Warrant may not be transferred, assigned or exchanged by the Holder thereof separately from, but may be transferred, assigned or exchanged only together with, the principal amount of Notes to which such Warrant is attached in the applicable Unit as provided in the Unit Agreement and (ii) prior to April 1, 2024, the Warrants are subject to automatic termination and cancellation in certain circumstances.

This Warrant Certificate shall be binding upon any successors or assigns of the Company. This Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent or its agent as provided in the Warrant Agreement countersigns this Warrant Certificate. Such signature shall be conclusive evidence that this Warrant Certificate has been countersigned under the Warrant Agreement.

This Warrant Certificate and the Warrants evidenced hereby will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

A-5

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by a duly authorized officer. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: [    ]

DIEBOLD NIXDORF, INCORPORATED
By:
Name:
Title:

Countersigned by:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Warrant
Agent

By:         Authorized Signatory

[SIGNATURE PAGE TO WARRANT CERTIFICATE]

A-6

ANNEX A

A-A-1

[Annex A to Initial Warrant Certificate]8

The initial number of Warrants represented by this Initial Warrant Certificate is [    ].

In accordance with the Warrant Agreement and the Unit Agreement referred to therein, the following
(A) decreases of the number of Warrants that are part of a Unit (an “Attached Unit Warrant”) indicated below have been made in exchange for a like number of Warrants to be represented by a Global Warrant that has been separated from a Unit (a “Separated Warrant”) and (B) increases or decreases, as the case may be, in the number of Attached Unit Warrants represented by this Initial Warrant Certificate have been made as a result of the cancellation or exchange of certain Attached Unit Warrants represented by this Initial Warrant Certificate:

Date of Cancellation/ Exchange of Attached Unit Warrants	Number of Attached Unit Warrants Canceled/ Exchanged	Total Number of Attached Unit Warrants Represented Hereby Following Such Cancellation/ Exchange	Notation Made by Warrant Agent/Custodian

8 Include for Initial Warrant Certificate.

A-A-2

[Annex A to Global Warrant Certificate]9

The initial number of Warrants represented by this Global Warrant Certificate is zero.

In accordance with the Warrant Agreement and the Unit Agreement referred to therein, the following
(A) exchanges of the number of Warrants indicated below that had been represented by the Initial Warrant Certificate that are part of a Unit (an “Attached Unit Warrant”) for a like number of Warrants to be represented by a Global Warrant that has been separated from a Unit (a “Separated Warrant”) and (B) increases or decreases, as the case may be, in the number of Warrants represented by this Global Warrant Certificate have been made as a result of the exercise, cancellation or exchange of certain Warrants represented by this Global Warrant Certificate:

Date of Exercise/ Cancellation/ Exchange of Separated Warrants	Number of Separated Warrants Exercised/ Canceled/ Exchanged	Total Number of Separated Warrants Represented Hereby Following Such Exercise/ Cancellation/ Exchange	Notation Made by Warrant Agent/Custodian

9 Include for Global Warrant.

A-A-3

ANNEX B

FORM OF EXERCISE NOTICE

(TO BE EXECUTED ONLY UPON EXERCISE OF WARRANTS) DATE:     , 20

TO:    [Warrant Agent]

RE:    Election to Purchase Common Shares

The undersigned Holder irrevocably elects to exercise the number of Warrants set forth below represented by the Warrant Certificate enclosed herewith, and surrenders all right, title and interest in the number of Warrants exercised hereby to the Company, and directs that the Common Shares or other securities or property issued or delivered upon exercise of such Warrants, and any interests in the enclosed Warrant Certificate representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto.

Number of Warrants:

Holder: By: Name: Title:
Signature guaranteed by:
Delivery of Securities and/or Cash:

☐Deliver in book-entry form through the Depositary:
Name of Agent Member:     Depositary Participant Account Number:

The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level reasonably acceptable to the Company’s transfer agent.

A-B-1

Contact Information at Agent Member:

Contact Name:      Telephone:         Email:
☐Deliver in definitive form:
Name:      Street Address:     City, State and Zip Code:     Social Security Number
or Other Identifying Number:

A Warrant Certificate for any unexercised Warrants represented by the enclosed Warrant Certificate should be issued according to the following information. (If no information is specified, a Warrant Certificate for any unexercised Warrants will be issued according to the information appearing on the Registry with respect to the enclosed Warrant Certificate.)
Name:      Street Address:     City, State and Zip Code:     Social Security Number
or Other Identifying Number:

A-B-2

ANNEX C

Form of Assignment

For value received, the undersigned Holder of the within Warrant Certificate hereby sells, assigns and transfers unto the assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right, title and interest of the undersigned under the within Warrant Certificate with respect to the number of Warrants set forth below and does irrevocably constitute and appoint
[    ], the undersigned’s attorney, to make such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

Name of Assignees	Address	Number of Warrants	Social Security Number or other Identifying Number

Dated:

Holder:      By:      Name:      Title:

Signature guaranteed by:

The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level reasonably acceptable to the Company’s transfer agent.

A-C-1

ANNEX D10

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED WARRANTS

This certificate relates to      Warrants held in (check applicable space)      book-entry or      definitive form by the undersigned.
The undersigned has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.
In connection with any transfer of any of the Warrants evidenced by this certificate prior to the Resale Restriction Termination Date, the undersigned confirms that such Warrants are being transferred in accordance with its terms:
CHECK ONE BOX BELOW
(1)to the Company or subsidiary thereof; or

(2)pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or

(4)pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Warrants Agent a signed letter containing certain representations and agreements; or

(6)pursuant to Rule 144 under the Securities Act; or

(7)pursuant to another available exemption from registration under the Securities Act.

10 Include only for Global Warrants and Definitive Warrants, other than Unrestricted Warrants.

2

Unless one of the boxes is checked, the Warrant Agent will refuse to register any of the Warrants evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (4), (5), (6) or (7) is checked, the Company or the Warrant Agent may require, prior to registering any such transfer of the Warrants, such legal opinions, certifications and other information as the Company or the Warrant Agent has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature
Date:
Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on
Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

3

Dated:

NOTICE: To be executed by
an executive officer
Name: Title:

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Warrant Agent).

4

TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A REGULATION S GLOBAL WARRANT TO AN UNRESTRICTED GLOBAL WARRANT,
PURSUANT TO SECTION 2.04(b)(vii) OF THE WARRANT AGREEMENT11
The undersigned represents and warrants that either:
the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or

the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Warrants pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or

the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Warrant does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Warrant.

Dated:
Your Signature

11    Include only for Regulation S Global Warrants.

5

ANNEX E12
FORM OF
TRANSFEREE LETTER OF REPRESENTATION

c/o Diebold Nixdorf, Incorporated 50 Executive Parkway
P.O. Box 2520
Hudson, Ohio 44236
Fax No.: (330) 490-4450
Email: jonathan.leiken@dieboldnixdorf.com Attention: Jonathan B. Leiken
Ladies and Gentlemen:

This certificate is delivered to request a transfer of [    ] Warrants of Diebold Nixdorf, Incorporated (the “Company”).

Upon transfer, the Warrants would be registered in the name of the new beneficial owner as follows:
Name:     Address:     Taxpayer ID Number:
The undersigned represents and warrants to you that:
1.We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2),
(3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)), purchasing for our own account or for the account of such an institutional “accredited investor”, and we are acquiring the Warrants, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we invest in or purchase securities similar to the Warrants in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.
2.We understand that the Warrants have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Warrants to offer, sell or otherwise transfer such Warrants prior to the

12 Include only for Global Warrants and Definitive Warrants, other than Unrestricted Warrants.

6

date that is one year after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrants (or any predecessor thereto) (the “Resale Restriction Termination Date”) only in accordance with the Restricted Warrants Legend (as such term is defined in the warrant agreement under which the Warrants were issued) on the Warrants and any applicable securities laws of any state of the United States. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Warrants is proposed to be made prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Warrant Agent, which shall provide, among other things, that the transferee is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Warrants for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Warrant Agent reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Warrants with respect to applicable transfers described in the Restricted Warrants Legend to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Warrant Agent.
TRANSFEREE:     ,

by:

7